SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 30, 2006

                           SOYODO GROUP HOLDINGS, INC.

             (Exact name of registrant as specified in its charter)


          Delaware                 000-1103640        84-1482082
----------------------------       ------------    -------------------
(State or other jurisdiction       (Commission       (IRS Employer
     of incorporation)             File Number)    Identification No.)


                             1398 MONTEREY PASS ROAD
                             Monterey Park, CA 91754
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code: 323-981-0100

          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

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Section 1 - Registrant's Business and Operations

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

An agreement was reached between the company and its majority shareholder & Principal Executive Officer, Ru-Hua Song, on 6/30/2006 that Ru-Hua Song and his privately held corporations would take over all the six retail stores while the company would only concentrate on its wholesale operation.

The reason for this action is that the retail part of our business seems to have been stuck with an unprofitable situation where rents and advertising expense are prohibitively high. Another reason is to reduce our exposure to huge liabilities of store leases. Still another reason is to look into the possibility of wholesaling our merchandise to other retail stores in the United States.

Since some of the store leases were signed with Ru-Hua Song's personal guarantee, this transfer of retail operation should not cause special difficulties with landlords. However, it was expected that the landlords would still hold the company liable to honor the terms of those leases, should Ru-Hua Song and his privately held corporations fail to pay all the rents involved in the future. Consequently, the company will still keep this lease obligation liability on its book. At this moment, we don't know yet whether there will be any special charges for this divestment.

The entire agreement is as follows:

      1. Ru-Hua Song and his privately held corporations (Songs) are to take over the inventories and various fixed assets of the six retail stores of Soyodo Group Holdings, Inc. (Soyodo) at the book value at the closing of business day on June 30, 2006.
      2. Soyodo is to treat this takeover as an asset distribution to satisfy the loan it owes to Ru-Hua Song. Its monetary settlement is to be finalized by August 15, 2006.
      3.    Songs are to take over the staff at the six stores as well.
      4. From July 1, 2006 on, Songs are to pay all expenses of those stores and keep all the profits or losses to themselves. Soyodo is to become a supplier of merchandise to those six stores.
      5. Songs are to be responsible for those store leases and will decide on their own whether to renew them in the future.
      6. Songs are free to sell, lease or assign those stores to other potential entrepreneurs, who are expected to keep Soyodo as a supplier.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

      None

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           SOYODO GROUP HOLDINGS, INC.
                                  (Registrant)





Date: June 60, 2006                        /s/ Ru-hua Song
                                           ---------------------------
                                           Ru-hua Song
                                           Principal Executive Officer




                                  END OF FILING